Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 25, 2014

to

REVOLVING LOAN AND LETTER OF CREDIT FACILITY AGREEMENT

Dated as of May 28, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 25, 2014 by and among Fluor Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and BNP Paribas, as Administrative Agent (the “Administrative Agent”), under that certain Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Facility Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Facility Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.             Amendments to Facility Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Facility Agreement is hereby amended as follows:

(a)           Section 1.01 of the Facility Agreement is amended to add the following new definitions therein in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Sanction(s)” means any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, or Her Majesty’s Treasury.

“Sanctioned Person” has the meaning assigned to such term in Section 4.14.

(b)           The last sentence of Section 4.10 of the Facility Agreement is amended and restated in its entirety as follows:

The Borrower will not, directly or indirectly, use the proceeds of the Revolving Advances or request a Letter of Credit, or lend, contribute or otherwise make available such proceeds to, or request a Letter of Credit on behalf of, any Subsidiary, any Joint Venture or, to the Borrower’s knowledge, any joint venture partner or other Person (i) to fund any activities or business of or with any Person, or in any country or territory, that at the time of such funding of proceeds or issuance of a Letter of Credit is, or whose government is, the subject of Sanctions, in violation of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any party hereto.

(c)           Section 4.14 of the Facility Agreement is amended and restated in its entirety as follows:

SECTION 4.14.  Sanctions.  None of the Borrower or any of its Subsidiaries or, to the knowledge of Borrower, any director, officer, employee, agent or Affiliate of the Borrower or any of its Subsidiaries is an individual or entity that is, or is 50 percent or more owned or controlled by a Person or Persons that are: (i) a Person with whom transactions are prohibited under any Sanctions or (ii) a Person that engages in material operations or is organized or resident in a country or territory that is itself, or whose government is itself, the subject of comprehensive Sanctions (currently Cuba, Iran, North Korea, Sudan and Syria).  Any Person that meets the criteria set forth in either of the preceding clauses (i) or (ii) shall be referred to herein as a “Sanctioned Person”.  Notwithstanding the foregoing, there shall be a breach of this representation and warranty only to the extent the existence of such Sanctioned Person would cause the issuance of the Revolving Advance or Letter of Credit being issued at the time the representation is made to be in violation of Sanctions.

2.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent; and

(b)           The Borrower shall have paid, to the extent invoiced, all out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3.             Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants that this Amendment and the Facility Agreement, as amended hereby, constitute valid and binding agreements of the Borrower, enforceable in accordance with their terms.

4.             Reference to and Effect on the Facility Agreement.

(a)           Upon the effectiveness hereof, each reference to the Facility Agreement in the Facility Agreement or any other Loan Document shall mean and be a reference to the Facility Agreement as amended hereby.

(b)           Except as specifically amended above, the Facility Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a

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waiver of any provision of the Facility Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith, nor shall it affect the terms and conditions of any Revolving Advance or Letter of Credit made or issued prior to the Effective Date.

(d)           This Amendment is a Loan Document.

5.             Governing Law; Waiver of Trial by Jury.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FLUOR CORPORATION, as the Borrower

By:	/s/ Mitchell L. Stone
Name:	Mitchell L. Stone
Title:	Vice President and Assistant Treasurer

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

BNP PARIBAS, as Administrative Agent and individually as a Lender

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ Louise Roussel
Name:	Louise Roussel
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

ING Bank NV, Dublin Branch:

By:	/s/ Shaun Hawley
Name:	Shaun Hawley
Title:	Vice President

By:	/s/ Aidan Neill
Name:	Aidan Neill
Title:	Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Citibank, N.A., as a Lender:

By:	/s/ Susan M. Olsen
Name:	Susan M. Olsen
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Bank of America, N.A.:

By:	/s/ J. Stephen Merrick
Name:	J. Stephen Merrick
Title:	Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Intesa Sanpaolo S.p.A., New York Branch:

By:	/s/ Manuela Insana
Name:	Manuela Insana
Title:	VP & Relationship Manager

By:	/s/ Gianluca Fiore
Name:	Gianluca Fiore
Title:	Global Relationship Manager

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

STANDARD CHARTERED BANK:

By:	/s/ David J. Foster
Name:	David J. Foster
Title:	Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK:

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

By:	/s/ James Austin
Name:	James Austin
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Wells Fargo Bank, N.A.:

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

SUMITOMO MITSUI BANKING CORPORATION, as an Issuing Lender and Individually as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Barclays Bank, Plc:

By:	/s/ J. Davey
Name:	J. Davey
Title:	Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.:

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Westpac Banking Corporation:

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Senior Relationship Manager
Corporate & Institutional Banking

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

HSBC Bank USA, National Association:

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Mizuho Bank, Ltd.:

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

US BANK NATIONAL ASSOCIATION:

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Lloyds Bank plc:

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President — G011

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President — P003

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Santander Bank, N.A.:

By:	/s/ Marcelo Castro
Name:	Marcelo Castro
Title:	Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

Regions Bank:

By:	/s/ Rick Prewitt
Name:	Rick Prewitt
Title:	Senior Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

The Bank of Nova Scotia:

By:	/s/ Winston Lua
Name:	Winston Lua
Title:	Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014

Name of Lender:

GOLDMAN SACHS BANK USA:

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Loan and Letter of Credit Facility Agreement dated as of May 28, 2014